UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 4, 2009
Date of Report (Date of earliest event reported)

WEST SUBURBAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Illinois	0-17609	36-3452469
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

711 South Meyers Road

Lombard, Illinois  60148

(Address of principal executive offices, zip code)

(630) 652-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 4, 2009, West Suburban Bank (the “Bank”), a wholly-owned subsidiary of West Suburban Bancorp, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Prepaid Solutions, Inc., an affiliate of Navigation Capital Partners, Inc. (“PPS”), pursuant to which PPS acquired the assets, contracts and certain liabilities of the Bank’s Prepaid Solutions USA division (the “Transaction”).  The Transaction was consummated on December 4, 2009.  The Bank remains the card issuing bank under the card programs transferred to PPS, although the Bank intends to transfer such responsibilities, and the related assets and liabilities, to another financial institution.

As consideration for the acquisition of the Bank’s Prepaid Solutions USA division, PPS agreed to pay $6,500,000 and to assume certain specified liabilities of the Bank related to the Bank’s Prepaid Solutions USA division.  Of the $6,500,000 purchase price, $6,000,000 was paid to the Bank in cash at the closing and $500,000 was deposited into an escrow account to secure certain indemnification obligations of the Bank.

In connection with the Transaction, the parties entered into the following agreements, among other arrangements:

•                  A Transition Services Agreement, pursuant to which the Bank has agreed to provide certain services to PPS after the closing on a temporary basis in support of the separation of the Prepaid Solutions USA division from the Bank.

•                  A Noncompetition, Nonsolicitation and Confidentiality Agreement, pursuant to which the Bank and the Company generally have agreed, among other things, not to engage in the business of providing prepaid card programs and services to third parties for a period of three years, although the Bank is permitted to issue prepaid cards to its retail customers or that are not issued on behalf of another party or in connection with a another party’s program.

•                  An Interim Card Program Agreement, pursuant to which the Bank will serve as the card issuing bank, and perform related services, under PPS’s card programs until such time as the Bank transfers such responsibilities to another financial institution.

•                  A Lease, pursuant to which the Bank will lease to PPS certain space in one of its facilities that was previously used by the Bank’s Prepaid Solutions USA division.

The foregoing summary of the Purchase Agreement does not purport to describe all of the terms of the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The representations and warranties made by the parties in the Purchase Agreement are made as of specific dates and are qualified and limited, including by information contained in the confidential disclosure schedules that were provided in connection with the execution of the Purchase Agreements.  Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between the parties rather than establishing matters as facts.  The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to shareholders. Therefore, investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective affiliates.

In addition, as described under Item 1.02 below, the Company and the Bank entered into an Agreement and General Release with Mr. Daniel Grotto, who served as the Bank’s Senior Vice President, Prepaid Solutions prior to the sale of the Prepaid Solutions USA division.

Item 1.02.  Termination of Material Definitive Agreement.

On December 4, 2009, in connection with the Transaction, the Company and the Bank entered into an Agreement and General Release (the “Agreement and Release”) with Mr. Daniel Grotto pursuant to which the Restated Employment Agreement between Mr. Grotto and the Company dated December 31, 2008 (the “Employment Agreement”) was terminated in accordance with the Agreement and Release.  Pursuant to the Agreement and Release, Mr. Grotto and the Company agreed on the following payments to be made to, and benefits to be provided to, Mr. Grotto in full satisfaction of the Company’s and the Bank’s obligations under the Employment Agreement in connection with his separation of service from the Company: (i) payment of $535,837.95, (ii) contribution to the West Suburban Bancorp, Inc. Directors and Senior Management Deferred Compensation Plan of $50,000, (iii) payment of a portion of Mr. Grotto’s COBRA premiums for 18 months, (iv) payment of the premiums for Mr. Grotto’s Long-term Care Insurance through December 31, 2011, (v) continuation of the Amended and Restated Life Insurance Agreement between Mr. Grotto and the Company through December 31, 2011 and (vi) contribution to the West Suburban Bank 401(k) Profit Sharing Plan for the 2009 plan year.  In addition, the Bank agreed to pay an additional $100,000 to Mr. Grotto in recognition of the time and effort exerted by Mr. Grotto in connection with identifying and negotiating the Transaction and of the successful completion of the Transaction.

The foregoing summary of the Agreement and Release does not purport to describe all of the terms of the Agreement and Release and is qualified in its entirety by reference to the full text of the Agreement and Release, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As described in Item 1.01 above, on December 4, 2009, the Bank consummated the Transaction.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 1.02 above, in connection with the consummation of the Transaction, Mr. Grotto’s employment with the Company and the Bank was terminated as of December 4, 2009.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1	Asset Purchase Agreement dated December 4, 2009 between West Suburban Bank and Prepaid Solutions, Inc.

Exhibit 10.2	Agreement and General Release dated December 4, 2009 among Mr. Daniel Grotto, West Suburban Bancorp, Inc. and West Suburban Bank

Special Note Concerning Forward-Looking Statements

This Current Report on Form 8-K (including information incorporated by reference) contains, and future oral and written statements of each of West Suburban Bancorp, Inc. (“West Suburban”) and West Suburban Bank (the “Bank” and collectively with West Suburban and its other direct and indirect subsidiaries, the “Company”) and its management may contain, forward-looking statements, within the meaning of such term in the Private Securities Litigation Reform Act of 1995, with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST SUBURBAN BANCORP, INC.

Date: December 10, 2009	By:	/s/ Duane Debs
DUANE DEBS
PRESIDENT

EXHIBIT INDEX

Exhibit No.	Description

10.1	Asset Purchase Agreement dated December 4, 2009 between West Suburban Bank and Prepaid Solutions, Inc.

10.2	Agreement and General Release dated December 4, 2009 among Mr. Daniel Grotto, West Suburban Bancorp, Inc. and West Suburban Bank